Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (the “Agreement”) is dated September 22, 2016 and effective September 1, 2016 (the “Effective Date”) by and among Ecoark Holdings, Inc., a Nevada corporation (the “Purchaser”), Eco3D, LLC., an Arkansas limited liability company (the “Company”) and the members of the Company listed herein (the “Sellers” and together with the Purchaser and the Company, the “Parties”).

WHEREAS, the Sellers own an aggregate of 35% of the Company’s membership interests set forth on Schedule 1 attached hereto (the “Company Interests”); and

WHEREAS, the Sellers desire to sell to Purchaser, and the Purchaser desires to purchase from the Sellers, the Company Interests for the purchase price and upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Parties to this Agreement, and in light of the above recitals to this Agreement, the Parties to this Agreement hereby agree as follows:

ARTICLE I

THE COMPANY INTERESTS AND THE EXCHANGE SHARES

Section 1.1 Share Exchange. Upon the terms and subject to the conditions of this Agreement, the Sellers agree to sell to Purchaser, the Company Interests, and in exchange, at the Closing (as defined herein), the Purchaser shall issue to the Seller the Exchange Shares indicated on Schedule I.

ARTICLE II

SHARE EXCHANGE

Section 2.1 Closing. The Sellers will deliver certificates representing the Company Interests and registered in the name of Purchaser, and Purchaser will deliver a certificate representing the Exchange Shares registered in the name of the Sellers. Subject to the satisfaction of the conditions set forth in Article VI, the time and date of such deliveries shall be on a date and at a place to be specified by the parties (the “Closing”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to the Sellers as of the date hereof that:

Section 3.1 Existence and Power. Purchaser is duly organized and validly existing under the laws of the state of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

Section 3.2 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Purchaser, and this Agreement is a valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

Section 3.3 Valid Issuance. The Exchange Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the Exchange Shares will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights.

Section 3.4 Non-Contravention. The execution, delivery and performance of this Agreement will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the organizational or governing documents of Purchaser.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser as of the date hereof that:

Section 4.1 Existence and Power. The Company is duly organized and validly existing under the laws of the state of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

Section 4.3 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company, and this Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with their terms.

Section 4.3 Valid Issuance. The Company Interests have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the Company Interests will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights.

Section 4.4 Non-Contravention. The execution, delivery and performance of this Agreement will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the organizational or governing documents of Company.

Section 4.5 Capitalization. The authorized membership intersts of Company consists of 100 units with no other convertible securities.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller, severally and not jointly, hereby represents and warrants to the Purchaser as of the Closing (other than the representations and warranties which are as of a specified date, which speak only as of such date) as follows:

5.1 Good Title.  The Company Interests held by each Seller are owned free and clear of any liens, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchase of any person.  Upon the consummation of the sale of such Company Interests by each Seller as contemplated hereby, the Purchaser shall have valid title to such Company Interests and shall be the record owner thereof, free and clear of any lien, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchase of any person

5.2 Organization; Power; Authority.  Each Seller is a natural person. Each Seller is competent and has all requisite legal capacity, power and authority to (a) execute, deliver and perform its obligations under this Agreement and to carry out the transactions contemplated hereby and (b) enter into this Agreement to consummate the transactions contemplated hereby, and to sell and transfer such Seller’s Company Interests without the consent or approval of any other person.

5.3 Enforceability. This Agreement has been duly authorized, executed and delivered by such Seller, and this Agreement is a valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms.

5.4 Absence of Claims by Seller.  Such Seller does not have any claim against the Company, contingent or unconditional, fixed or variable under any contract or on any other basis whatsoever, whether in equity or law, including, without limitation any director, management, advisory, monitoring and similar fees.

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5.5 No Breach.  The execution, delivery and performance by such Seller of this Agreement and the consummation of the transactions contemplated hereby do not violate any of the governing and organizational documents of such Seller, if applicable, do not conflict with or result in any breach of, constitute a default under, result in a violation of, result in the creation of any lien, upon any of such Seller’s assets, or require any authorization, consent, approval, exemption or other action by or notice to any governmental entity or other third person, under the provisions of any contract to which such Seller or any of such Seller’s assets are is bound.

5.6 Litigation.  There are no actions pending or, to such Seller’s knowledge, threatened against such Seller or any of its assets, at law or in equity, or before or by any governmental entity which challenges or seeks to enjoin, alter or materially delay the consummation of the transactions contemplated hereby.

5.7 Access to Information; Disclaimer.  Each Seller acknowledges and agrees that it (a) has had an opportunity to discuss the business and affairs of Purchaser with Purchaser, (b) has had reasonable access to the books and records of Purchaser, (c) has been afforded the opportunity to ask questions of and receive answers from officers of Purchaser and (d) has conducted its own independent investigation of the Purchaser, its respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any person on behalf of Purchaser, other than the representations and warranties of the Purchaser expressly contained in Article III, and that all other representations and warranties are specifically disclaimed.  Without limiting the foregoing, each Seller further acknowledges and agrees that none of Purchaser or any of its employees, affiliates, advisors, agents or other representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding Purchaser or its businesses and operations.  Each Seller hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which such Seller is familiar, that such Seller is taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that such Seller will have no claim against Purchaser, any of its employees, affiliates, advisors, agents or other representatives with respect thereto.

5.8 Available Information Each Seller represents that such Seller has reviewed filings made by the Purchaser with the U.S. Securities and Exchange Commission (the “SEC Documents”) and that such Seller has such knowledge and experience in financial and business matters that such Seller is capable of utilizing the information set forth therein, concerning Purchaser to evaluate the risk of investing in Purchaser. Each Seller has before the Closing hereunder, been afforded the opportunity to review and is familiar with the SEC Documents and has based his decision to invest solely on the information contained therein, and the information contained within this Agreement and has not been furnished with any other literature, prospectus or other information except as included in the SEC Documents or this Agreement.  Each Seller has been given the opportunity to ask questions about Purchaser and is satisfied that any information about Purchaser have been answered to such Seller’s satisfaction.

5.9 Securities Representations.  Each Seller hereby confirms that the securities to be acquired by each Sellers hereunder (subject to the terms and conditions herein) will be acquired for investment for each Seller’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof (other than pursuant to the registration statement contemplated hereby), and that each Seller has no present intention of selling, granting any participation in, or otherwise distributing the same (other than pursuant to the registration statement contemplated hereby).  Each Seller further represents that each Seller does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of such securities.  Each Seller understands that the securities to be acquired, subject to the terms and conditions herein, have not been, and until registered in compliance with this Agreement, will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each Seller’s representations as expressed herein.  Each Seller understands that, until registered in compliance with this Agreement, the securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, each Seller must hold the securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Each Seller acknowledges that Purchaser has no obligation to register or qualify the securities for resale except as set forth in this Agreement. Each Seller understands that the securities may, until registered in accordance with this Agreement, be notated with a customary Securities Act legend.  Each Seller represents that he is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

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5.10 Acknowledgment of Restricted Securities. Each Seller has read and understands the following:

THE PURCHASER SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE PURCHASER SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE PURCHASER SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL

ARTICLE VI

CONDITIONS TO SHARE EXCHANGE CLOSING

Section 6.1 Conditions to Each Party’s Obligation to Effect the Exchange. The respective obligations of the parties hereunder to effect the Exchange shall be subject to the following condition:

(a) No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Exchange shall be in effect.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Payment of Sales, Use or Similar Taxes.

All sales, use, transfer, intangible, recordation, documentary stamp or similar taxes or charges, of any nature whatsoever, applicable to, or resulting from, the transactions contemplated by this Agreement shall be borne by the Sellers.

Section 7.2 Survival of Representations and Warranties.

The parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the closing hereunder.

Section 7.3 Expenses.

Except as otherwise provided in this Agreement, the Sellers and the Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby, it being understood that in no event shall the Company bear any of such costs and expenses.

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Section 7.4 Further Assurances.

The Sellers and the Purchaser each agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

Section 7.5 Submission to Jurisdiction; Consent to Service of Process.

Each Party (a) irrevocably submits to the exclusive jurisdiction of the state courts of the State of Arkansas located in Benton County or the United States District Court for the Western District of Arkansas for the purpose of any action (in contract, tort or otherwise), inquiry proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) waives, to the extent not prohibited by any law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) agrees not to commence any action (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Action (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above named court whether on the grounds of inconvenient forum or otherwise.

Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 7.8.

Section 7.6 Entire Agreement; Amendments and Waivers.

This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

Section 7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arkansas.

Section 7.8 Notices.

All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a Party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), or (b) sent by e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the Person (by name or title) designated below (or to such other address, facsimile number, e-mail address or Person as a Party may designate by notice to the other Party).

Section 7.9 Severability.

If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

Section 7.10 Binding Effect; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Sellers or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void;

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written

ECOARK HOLDING, INC.

By:	/s/ Randy May
Randy May
Chief Executive Officer

ECO3D, LLC.

By:	/s/ Ken Smerz
Ken Smerz
Chief Executive Officer

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SELLERS:

/s/ Ken Smerz
Ken Smerz

/s/ Ted Mort
Ted Mort

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SCHEDULE I

Seller	Company Interests	Exchange Shares
Sellers	35	525,000

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